Exhibit 99.5

Richtech Robotics Announces Closing of Upsized Initial Public Offering

Las Vegas, November 21, 2023 (Globe Newswire) -- Richtech Robotics Inc. (Nasdaq: RR) (“Richtech Robotics”), a Nevada company and a provider of AI-driven service robots for the hospitality and healthcare industries, today announced the closing of its upsized initial public offering (the “Offering”) of 2,100,000 shares of Class B common stock at a price to the public of $5.00 per share.

The aggregate gross proceeds from the Offering amounted to $10.5 million, prior to deducting underwriting discounts, commissions. and Offering-related expenses. In addition, the Company has granted the underwriters a 45-day option from the closing of the Offering to purchase up to an additional 315,000 shares of Class B common stock at the public offering price, less underwriting discounts. The shares began trading on the Nasdaq Capital Market under the ticker symbol “RR” on November 17, 2023.

R. F. Lafferty & Co., Inc. is acting as sole book-running manager for the offering. Revere Securities LLC is acting as co-underwriter for the offering.

A registration statement on Form S-1 relating to these securities was filed with the Securities and Exchange Commission (“SEC”) and was declared effective on November 13, 2023. The Offering is being made only by means of a prospectus. A copy of the final prospectus relating to the Offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. A copy of the final prospectus relating to the Offering may be obtained, when available, from: Equity Capital Markets, R. F. Lafferty & Co., Inc., 40 Wall Street, 27th Floor, New York, NY 10005, by telephone: 212-293-9090, or by email at: offerings@rflafferty.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Richtech Robotics

Richtech Robotics is a provider of collaborative robotic solutions specializing in the service industry, including the hospitality and healthcare sectors. Our mission is to transform the service industry through collaborative robotic solutions that enhance the customer experience and empower businesses to achieve more. By seamlessly integrating cutting-edge automation, we aspire to create a landscape of enhanced interactions, efficiency, and innovation, propelling organizations toward unparalleled levels of excellence and satisfaction.

Forward-Looking Statements

This press release and the prospectus contain forward-looking statements that involve risks and uncertainties. All statements other than statements of historical facts are forward-looking statements. You can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “likely to” or other similar expressions. The Company has based these forward-looking statements largely on its current expectations about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These risks and uncertainties include forward-looking statements include, but are not limited to, the risks and uncertainties described in “Cautionary Note Concerning Forward-Looking Statements;” “Risk Factors” and “Management’s Discussion and Analysis for Financial Condition and Results of Operations” and the documents that referred to in the prospectus with the understanding that the Company’s future results may be materially different from and worse than what we expect. Other sections of the prospectus include additional factors which could adversely impact our business and financial performance. Moreover, the Company operates in an evolving environment. New risk factors and uncertainties emerge from time to time and it is not possible for the Company’s our management to predict all risk factors and uncertainties, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The Company and the Underwriters qualify all of the forward-looking statements by these cautionary statements.

The prospectus contains certain data and information obtained from various government and private publications. Statistical data in these publications also include projections based on a number of assumptions. The robotics industry may not grow at the rate projected by market data, or at all. Failure of this market to grow at the projected rate may have a material and adverse effect on the Company’s business and the market price of the shares of common stock. In addition, the rapidly evolving nature of this industry results in significant uncertainties for any projections or estimates relating to the growth prospects or future condition of the market. Furthermore, if any one or more of the assumptions underlying the market data are later found to be incorrect, actual results may differ from the projections based on these assumptions. You should not place undue reliance on these forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in the prospectus relate only to events or information as of the date on which the statements are made in the prospectus. Neither the Company nor the underwriters undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read the prospectus and the documents that we refer to in the prospectus and have filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that our actual future results may be materially different from what we expect.

Contact:

Investors:

CORE IR
Matt Blazei
ir@richtechrobotics.com

Media:

Timothy Tanksley

Marketing Director

Richtech Robotics, Inc.

press@richtechrobotics.com

702-534-0050